EXHIBIT 10.19
AMENDMENT NO. 1 TO
SENIOR MANAGEMENT AGREEMENT
     THIS AMENDMENT NO. 1 TO SENIOR MANAGEMENT AGREEMENT (this “Amendment”), dated as of May 12, 2006, is made by and among Capella Holdings, Inc., a Delaware corporation (the “Company”), Capella Healthcare, Inc., a Delaware corporation (“Employer”), and Denise Wilder Warren (“Executive”), and GTCR Fund VIII, L.P., a Delaware limited partnership (the “Majority Holder”).
RECITALS
     WHEREAS, the Company, Employer and Executive entered into a Senior Management Agreement, dated as of October 17, 2005 (the “Senior Management Agreement”);
     WHEREAS, the Company desires to sell to Executive and Executive desires to purchase from the Company, 157,950 additional shares of Common Stock; and
     WHEREAS, the Company, Employer, Executive and the Majority Holder desire to amend the Senior Management Agreement as set forth herein pursuant to Section 11(k) of the Senior Management Agreement;
     NOW, THEREFORE, in consideration of the foregoing recitals, which shall constitute a part of this Amendment, and the mutual promises contained in this Amendment, and intending to be legally bound thereby, the parties agree as follows:
     1. On the date hereof, Executive will purchase, and the Company will sell, 157,950 shares of Common Stock (the “Additional Shares”) at a price of $0.50 per share. The Company will deliver to Executive a copy of the certificate(s) representing the Additional Shares, and Executive will deliver to the Company a cashier’s or certified check or wire transfer of immediately available funds in an aggregate amount equal to $78,975.00 as payment for the Additional Shares. For purposes of clarification, the Additional Shares shall be deemed Executive Securities.
     2. Within 30 days after the purchase of the Additional Shares hereunder, Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit A attached hereto.

     3. In connection with the purchase and sale of the Additional Shares, Executive represents and warrants to the Company that:
          (a) The Additional Shares to be acquired by Executive pursuant to this Amendment will be acquired for Executive’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Additional Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws.
          (b) Executive is an executive officer of the Company and Employer, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Additional Shares.
          (c) Executive is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D.
          (d) Executive is able to bear the economic risk of her investment in the Additional Shares for an indefinite period of time because the Additional Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.
          (e) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Additional Shares and has had full access to such other information concerning the Company as she has requested.
          (f) This Amendment constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Amendment by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.
          (g) Executive is neither party to, nor bound by, any other employment agreement, consulting agreement, noncompete agreement, non-solicitation agreement or confidentiality agreement other than the Senior Management Agreement.
          (h) Executive is a resident of the State of Tennessee.
     4. The Additional Shares have been granted hereunder in connection with and as a part of the compensation and incentive arrangements between the Company and Executive and the issuance of the Additional Shares hereunder is intended to qualify for an Exemption. In the event that any provision of this Agreement would cause the Additional Shares hereunder to not qualify for the Exemption, Executive agrees that the Agreement shall be deemed automatically amended to the extent necessary to cause the Additional Shares to qualify for the Exemption.
     5. Concurrently with the execution of this Amendment, Executive shall execute in blank ten stock transfer powers in the form of Exhibit B attached hereto (the “Additional Shares Stock Powers”) with respect to the Additional Shares and shall deliver such Additional Shares Stock Powers to the Company. The Additional Shares Stock Powers shall authorize the Company to assign, transfer and deliver the Additional Shares to the appropriate acquiror thereof pursuant to Section 3 of the Senior Management Agreement or Section 4 of the Stockholders Agreement and under no other circumstances.
     6. Amendment to Section 3(b). Section 3(b) of the Senior Management Agreement is hereby deleted in its entirety and replaced with the following provision:
“In the event of a Separation, (i) the purchase price for each share of Unvested Common Stock will be the lesser of (A) Executive’s Original Cost for such share, and (B) the Fair Market Value of such share as of the date of the Repurchase Notice (as defined in Section 3(c) below) delivered pursuant to this Section 3, and (ii) the purchase price for each share of Vested Stock will be the Fair Market Value of such share as of the date of the Repurchase Notice delivered pursuant to this Section 3; provided, however, that if Executive’s employment is terminated with Cause, the purchase price for each share of Vested Common Stock will be the lesser of (A) Executive’s Original Cost for such share and (B) the Fair Market Value of such share as of the date of the Repurchase Notice.”
     7. Amendment to Section 3(c). The first sentence of Section 3(c) of the Senior Management Agreement is hereby deleted in its entirety and replaced with the following sentence:
“In the event of a Separation, the Company (with the approval of the Board) may elect to purchase all or any portion of the Unvested Common Stock and/or the Vested Common Stock by delivering written notice (the “Repurchase Notice”) to the holder or holders of such Executive Securities on or prior to the date which is twelve months and one day after the Separation; provided that the Company may not deliver the Repurchase Notice with respect to any shares of Vested Common Stock earlier than six months and one day after the date such shares became Vested Common Stock.”
     8. Notwithstanding the provisions of Section 5(a) of the Senior Management Agreement, the certificates representing the Additional Shares will bear a legend in substantially the following form:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF MAY 12, 2006, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A SENIOR MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND AN EXECUTIVE OF THE COMPANY AND OTHER PARTIES, DATED AS OF OCTOBER 17, 2005, AS AMENDED. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.
THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF ALL OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREON AUTHORIZED TO BE ISSUED BY THE COMPANY AND THE

QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.”
     9. Ratification. All other paragraphs, provisions, and clauses in the Senior Management Agreement not so modified remain in full force and effect as originally written.
     10. Defined Terms. Certain capitalized terms not defined herein shall have the meanings given to such terms in the Senior Management Agreement.
     11. Counterparts. This Amendment may be executed in one or more counterparts, each of which is an original, but all of which together constitute one and the same instrument. Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.
     12. Governing Law; Binding Agreement. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal law of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any, jurisdictions other than the State of Delaware.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CAPELLA HOLDINGS, INC.

By:	/s/ Daniel S. Slipkovich
Name:	Daniel S. Slipkovich
Its:	Chief Executive Officer

CAPELLA HEALTHCARE, INC.

By:	/s/ Daniel S. Slipkovich
Name:	Daniel S. Slipkovich
Its:	Chief Executive Officer

/s/ Denise Wilder Warren
Denise Wilder Warren
Agreed and Accepted by:

GTCR FUND VIII, L.P., as Majority Holder

By:	GTCR Partners VIII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:	/s/ Joseph P. Nolan

Name:	Joseph P. Nolan
Its:	Principal

Exhibit A
May 12, 2006
ELECTION TO INCLUDE SECURITIES IN GROSS
INCOME PURSUANT TO SECTION 83(b) OF THE
INTERNAL REVENUE CODE
     The undersigned purchased shares of Common Stock (the “Shares”), of Capella Holdings, Inc., a Delaware corporation (the “Company”) on May 12, 2006 (the “Closing Date”). Under certain circumstances, the Company has the right to repurchase certain of the Shares at cost from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries or upon certain other events. Hence, the Shares are subject to a substantial risk of forfeiture and are non-transferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code §83(b) at the time she purchased the Shares.
     Therefore, pursuant to Code §83(b) and Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 2006 the excess (if any) of the Shares’ fair market value on May 12, 2006 over the purchase price thereof.
     The following information is supplied in accordance with Treasury Regulation §1.83-2(e):
     1. The name, address and social security number of the undersigned:
Denise Wilder Warren
4943 Tyne Valley Boulevard
Nashville, Tennessee 37220
SSN:
     2. A description of the property with respect to which the election is being made: 157,950 shares of Common Stock of the Company.
     3. The date on which the property was transferred May 12, 2006. The taxable year for which such election is made; calendar year 2006.
     4. The restrictions to which the Shares are subject are set forth in a Senior Management Agreement, dated October 17, 2005, between the Company, a subsidiary of the Company, and the undersigned, as amended (the “Senior Management Agreement”). A copy of the Senior Management Agreement is available upon request in general, under the Senior Management Agreement, all of the Shares are subject to a five-year vesting schedule, with 20% of such Shares becoming vested on each anniversary of the Initial Vesting Date (as defined in the Senior Management Agreement) if the undersigned remains employed as of such date. The Company has an option to repurchase any unvested Shares upon a termination of the undersigned’s employment prior to vesting, with a purchase price equal to the undersigned’s original cost for the Shares or, if less, the fair market value of the unvested Shares.
     5. The fair market value on May 12, 2006 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $0.50 per share of Common Stock.
     6. The amount paid for such property: $0.50 per share of Common Stock.
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     A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations §1.83-2(e)(7). A copy of this election will be submitted with the 2006 federal income tax return of the undersigned pursuant to Treasury Regulation §1.83-2(c).
     Dated: May 12, 2006

Denise Wilder Warren

Exhibit B
ASSIGNMENT SEPARATE FROM CERTIFICATE
     FOR VALUE RECEIVED, Denise Wilder Warren (“Executive”) does hereby sell, assign and transfer unto _________________, a ________________, _______________ shares of _____________ of Capella Holdings, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Stock Certificate Nos. _________________ herewith and does hereby irrevocably constitute and appoint each principal of GTCR Golder Rauner, L.L.C. or GTCR Golder Rauner II, L.L.C. (acting alone or with one or more other such principals) as attorney to transfer the said securities on the books of the Company with full power of substitution in the premises.
     This Assignment Separate from Certificate may be used only for purposes of or in connection with transfers made in connection with Section 3 of that certain Senior Management Agreement among the Company, Capella Healthcare, Inc., a Delaware corporation, and Executive, dated as of October 17, 2005, as amended from time to time pursuant to its terms, or Section 4 of that certain Stockholders Agreement, among the Company, Executive and certain stockholders of the Company, dated as of May 4, 2005, as amended from time to time pursuant to its terms.

Dated:
Denise Wilder Warren